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                                                                   Exhibit 10.23


          FORM OF RESTRICTED STOCK PURCHASE AGREEMENT

          THIS RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of the ___ day of __________, _____, by and between Esperion Therapeutics, Inc., a Delaware corporation (the "Corporation"), and __________________________
                                   -----------
 ("Purchaser").
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          SECTION 1.  Definitions.
                      -----------

          As used in this Agreement, the following terms shall have the following respective meanings:

          "Persons" shall mean and include a natural person, a corporation, a
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limited liability company, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
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and any successor statute and the rules and regulations of the Securities and
Exchange Commission thereunder, as shall be in effect as the applicable time.

          "Shares" shall mean the shares of Common Stock purchased by Purchaser
           ------
hereunder.

          "Transfers" shall include any direct or indirect sale, assignment,
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transfer, pledge (but not including a pledge in favor of the Corporation), hypothecation or other disposition of any Shares or of any legal or beneficial interest therein.

          SECTION 2.  Sale to Purchaser of Common Stock. Subject to the terms
                      ---------------------------------
and conditions contained herein, the Corporation hereby sells, transfers and assigns to Purchaser, and Purchaser hereby purchases from the corporation, the Shares. The Corporation hereby acknowledges receipt from Purchaser of payment of the Original Cost Per Share (or US$_____ in the aggregate).

          SECTION 3.  Legend on Shares.
                      ----------------

          3.1.  Restrictive Legends.
                --------------------

                (a) Each certificate evidencing Shares, and each certificate evidencing Shares held by subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of Section 3.2 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, THESE
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          SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE
          ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.

               (b) Each certificate evidencing Shares, and each certificate evidencing Shares held by subsequent transferees of any such certificate, shall (unless otherwise permitted by the provisions of Section 3.2 hereof) also be stamped or otherwise imprinted with a legend in substantially the following form:

          ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE TERMS AND CONDITIONS OF A RESTRICTED STOCK PURCHASE AGREEMENT DATED AS OF ____________________________, AMONG ESPERION THERAPEUTICS, INC. AND THE HOLDER OF RECORD OF THIS CERTIFICATE AND NO SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT AND UNTIL SUCH TERMS AND CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFIATE TO THE SECRETARY OF ESPERION THERAPEUTICS, INC.

          SECTION 4. Covenants of Purchaser. Purchaser agrees that he or she
                     ----------------------
shall not Transfer any of his or her Shares except as permitted (i) in that certain Stockholders' Agreement dated as of ______________, by and among the Corporation, the Purchaser, and the other parties thereto and (ii) in that certain Investors' Rights Agreement dated as of __________________, by and among the Corporation and the parties thereto.

          SECTION 5. Representations.
                     ---------------

          5.1. Representations of Purchaser.  In connection with Purchaser's
               ----------------------------
purchase of the Shares, Purchaser hereby represents and warrants to the Corporation as follows:

               (a)   Investment Intent; Capacity to Protect Interests. Purchaser
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is purchasing the Shares solely for his or her own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act. Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for his or her account only, and neither in whole or in part for any other person.

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               (b)   Restricted Securities. Purchaser understands and
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acknowledges that the Shares have not been registered under the Securities Act;
that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and that the corporation is under no obligation to register the Shares.

               (c)   Disposition under Rule 144. Purchaser understands that the
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Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase of any payment for the Shares, and even then will not be available unless (i) a public trading market then exists for the Shares, (ii) adequate information concerning the Corporation is then available to the public, and
(iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

          5.2. Representations of the Corporation. The Corporation represents to
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Purchaser that:

               (a) The execution, delivery and performance by the Corporation of this Agreement and all transactions contemplated by this Agreement have been duly authorized by all action required by law, its Certificate of Incorporation, its Bylaws or otherwise.

               (b) This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation enforceable against it in accordance with its terms.

          SECTION 6. Withholding.  Upon the request of the Corporation,
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Purchaser shall promptly pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares (or any distributions of other securities or property (including cash) thereon or issued in replacement thereof).

          SECTION 7. Remedies.  In case any one or more of the covenants and/or
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agreements set forth in this Agreement shall have been breached by any party hereto, the party entitled to the benefit of such covenants or agreements may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, (a) an action for damages as a result of any such breach, (b) an action for specific performance of any such covenant or agreement contained in this Agreement, and/or (c) a temporary or permanent injunction, in any case without showing any actual damage. The rights, power and remedies of the parties under this Agreement are cumulative and not exclusive of any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof. Any purported Transfer in violation of the provisions of this Agreement shall be null and void ab initio.
                                                                     -- ------

          SECTION 8. Successors and Assigns. Except as otherwise expressly
                     ----------------------
provided herein, this Agreement shall bind and inure to the benefit of the Corporation, Purchaser, the

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respective successors or heirs, distributees and personal representatives and permitted assigns of the Corporation and Purchaser, and each other person who shall properly become a registered holder of any Shares that have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or Rule 144 or Rule 144A (or any similar or successor rule).

          SECTION 9.  Entire Agreement. This Agreement contains the entire
                      ----------------
agreement among the parties with respect to the subject matter hereof and supersedes other prior and contemporaneous arrangements or understandings with respect thereto.

          SECTION 10. Notices. All notices, consents and other communications
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under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) one (1) business day after the business day of transmission, if sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or
--------
(c) one (1) business day after the business day of deposit with the carrier, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses or telecopy numbers as a party may designate as to itself by notice to the other parties):

          (a)  If to Purchaser:




          (b)  If to Corporation:

                    Esperion Therapeutics, Inc.
                    3621 S. State Street, 695 KMS Place
                    Ann Arbor, Michigan 48108
                    Telecopier No.: (734) 332-0516
                    Attention:  Roger Newton, Ph.D.

               With a copy to:

                    Sills Cummis Zuckerman Radin
                    Tischman Epstein & Gross, P.A.
                    One Riverfront Plaza
                    Newark, New Jersey 07101
                    Telecopier No.: (973) 643-6500
                    Attention: Ira A. Rosenberg, Esq.

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          SECTION 11.  Changes.  The terms and provisions of this Agreement may
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not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, without the prior written consent of each of the parties hereto.

          SECTION 12.  Counterparts. This Agreement may be executed in any
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number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          SECTION 13.  Headings. The benefits of the various sections of this
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Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          SECTION 14.  Nouns and Pronouns. Whenever the context may require, any
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pronouns used herein shall include the corresponding masculine feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

          SECTION 15.  Severability. Any provision of this Agreement that is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. Such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 16.  Governing Law. This Agreement and (unless otherwise
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provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Delaware, without regard to the conflicts of law principles thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and your first written above.

                                             ESPERION THERAPEUTICS, INC.


                                             By:___________________________
                                             Name:
                                             Title:


                                             ______________________________


                                             By:___________________________
                                             Name:
                                             Title:

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